Exhibit 10.1

FORM OF AMENDMENT TO
SENIOR MANAGEMENT SEVERANCE AND CHANGE IN CONTROL AGREEMENT

This amendment to the Senior Management Severance and Change in Control Agreement dated April 1, 2014 between The Mosaic Company, a Delaware corporation (the “Company”) and ______________________ (“Employee”) is effective as of the date indicated below by Employee’s signature.

The Company and Employee hereby agree that clauses Sections 4(a) and 4(b) of the Agreement are hereby amended and restated, in their entirety, as follows:

“(a)	Severance.

(i)	Employee shall be eligible to receive an amount equal to one and one-half times Employee’s annual base salary in effect as of the date of termination.

(ii)
If Employee’s termination is a Qualified CIC Termination, Employee shall be eligible to receive an amount equal to an additional _____ times Employee’s annual base salary in effect as of the date of termination.

(b)	Additional Payout.
(i)    Employee shall be eligible to receive a payout equal to one and one-half times Employee’s annual target bonus percent established for the bonus year prior to the bonus year in which Employee’s date of termination is effective (or such greater percent as shall be designated by the Compensation Committee of the Company’s Board of Directors from time to time) multiplied by Employee’s annual base salary in effect as of the date of termination.
(ii)    If Employee’s termination is a Qualified CIC Termination, Employee shall be eligible to receive an amount equal to an additional _____1 times Employee’s annual target bonus percent for the prior bonus year (or such greater percent as shall be designated by the Compensation Committee of the Company’s Board of Directors from time to time) multiplied by Employee’s annual base salary in effect as of the date of termination.”

________________________
1 One/Chief Executive Officer; one-half/other participating executive officers.

IN WITNESS WHEREOF, the Company and Employee have executed this amendment on the dates set forth below.
THE MOSAIC COMPANY

By:    ________________________________

Its:
Date:    August ___, 2015

EMPLOYEE

_______________________________________
[Employee]
Date:    August ___, 2015